Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC” or “SitusAMC”) performed the due diligence services described below (the “Review”) on residential Loans originated by multiple correspondent lenders and acquired directly via reliance letter by Santander or its affiliates (the “Client”). The Review, which includes reliance letter Loans where an initial review was performed for such party, was conducted on Loans with origination dates from March 2026 through May 2026 via files imaged and provided by the Client for review. The Review included loans reviewed under the Credit and Compliance Scope (4 loans), and the Business Purpose Scope (15 loans). The loans reviewed using the Credit and Compliance Scope and Business Purpose Scope are together referred to as the mortgage loans.

(2) Sample size of the assets reviewed.

The final population of the Review contained nineteen (19) Loans totaling an aggregate original principal balance of approximately $9.740 million (the “Loans”).

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s).

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Units	Coborrower Birth Date	Original LTV
Amortization Term	Coborrower Citizenship	Original P&I
Amortization Type	Coborrower First Name	Prepayment Penalty
Appraised Value	Coborrower Last Name	Prepayment Penalty Period (months)
Borrower Birth Date	Coborrower Middle Name	Property Type
Borrower Citizenship	Coborrower SSN	Representative FICO
Borrower EIN	Creditor Application Date	State
Borrower First Name	First Payment Date	Street
Borrower Last Name	Maturity Date	Subject Debt Service Coverage Ratio
Borrower Middle Name	Note Date	Zip
Borrower SSN	Original Interest Rate
City	Original Loan Amount

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria, or other requirements: review and methodology.

AMC reviewed mortgage loan origination documentation to determine conformity with the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

CREDIT AND COMPLIANCE SCOPE:

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria, or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt-to-income ratio as appropriate.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, AMC verified that DU findings included an approved/ineligible decision where required by the guidelines. However, all Loans are manually underwritten with documentation requirements determined by the guidelines and not AUS findings.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including, for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

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Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adherence to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adhere to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields and verifying that the handwritten Primary Residence address differs from the subject property address and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

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▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
▪	Gathering the components of the DSCR from source documentation provided in the loan file during the course of the review. Where applicable, AMC sums per the guidelines the principal and interest payment as well as the tax, insurance and HOA payment to arrive at a monthly property expense. This number is used as the denominator to the monthly lease or estimated lease income as per the guidelines.

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (viii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 4.0 TRID Compliance Review Scope published by the Structured Finance Association (“SFA”) (formerly, the Structured Finance Industry Group, “SFIG”) (the “SFA Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23, §1026.15):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

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b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Home Equity Plans Disclosures (§§1026.6, 40) as applicable
i)	failure to provide the applicable home equity initial and account opening disclosures; and
ii)	failure to provide the applicable home equity initial and account opening disclosures in a timely manner.
d)	Tolerances (§§1026.18, 22 23, and 38):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Total of Payments to re-calculated Total of Payments.
e)	High-cost Mortgage (§§1026.31, 32 and 34):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty threshold test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
f)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements as applicable.
g)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
h)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
i)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
j)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
k)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;

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ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vi)	capture whether a settlement service provider list (“SSPL”) was provided (in instances when a consumer is given an opportunity to shop for services). Failure to provide SSPL is not cited separately under SFA compliance review scope, however, absence of SSPL from loan file is treated as not provided and impacts fee tolerance categories as prescribed by regulation;

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vii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
viii)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.)); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, AMC notes if an originator mortgage loan designation was not provided.

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Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) depending on the application date, defined in accordance with 1026.2(a)(3)(ii) and the loan designation provided on the subject loan, either:

1.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), prior to 3/1/2021, at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source,
2.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), on or after 3/1/2021, but before 10/1/2022, submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q), whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source, or
3.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), taken on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), “Revised QM”, whether the APR exceeds the average prime offer rate by 2.25 or more percentage points, (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the credit guidelines without a documented exception and compensating factors.

For the loans determined to be Safe Harbor QM (APOR), in the event the lender provided a Verification Safe Harbor, (“VSH”) indicator of “Yes” on the loans, that would be reflected as such in the reports. In the event the lender provided a VSH indicator of “No” on the loans that would be reflected in the reports. In the event the lender did not provide a VSH indicator on the loans, the loans would be identified as “Not Stated” in the reports.

* Note, for loans in which the lender provided the VSH indicator, AMC captured it, but did not verify the VSH indicator.

Notwithstanding the above, for loans with the variance evaluation of VSH performed by AMC on QM (APOR) loans, the Lender provided a VSH Indicator of “Yes”. The VSH indicator was provided within the loan images, on the data tape, deal notes, or as part of the loan program/guidelines to which the loan was originated. The loan guidelines utilized one of the specified GSE June 2020 guidelines to meet VSH.  In the event the lender identified the loan to have VSH status, then AMC reviewed to identify documentation variances that would cause one to question the VSH attestation from the lender. If variances were identified, then the loan would not be identified by AMC to meet the VSH documentation requirements under either the Fannie Mae guidelines or under the Freddie Mac guidelines. The results of the variance analysis are reflected in the reports.

This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, AMC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, AMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

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General Ability to Repay

AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability (the consumer’s current employment status); (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive a copy of the appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

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(XII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);

▪	Underwriting summary / loan approval (1008);

▪	Credit report;

▪	Income and employment documentation;

▪	4506T;

▪	Asset documentation;

▪	Sales contract;

▪	Hazard and/or flood insurance policies;

▪	Copy of note for any junior liens;

▪	Appraisal;

▪	Title/Preliminary Title;

▪	Final 1003;

▪	Changed circumstance documentation;

▪	Right of Rescission Disclosure;

▪	Mortgage/Deed of Trust;

▪	Note;

▪	Mortgage Insurance;

▪	Tangible Net Benefit Disclosure;

▪	Subordination Agreement;

▪	FACTA disclosures;

▪	Notice of Special Flood Hazards;

▪	Initial and final GFE’s;

▪	HUD from sale of previous residence;

▪	Final HUD-1;

▪	Initial TIL;

▪	Final TIL;

▪	Loan Estimates;

▪	Closing Disclosures; and

▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency, or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce, or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy, and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY

There were nineteen (19) Loans reviewed by AMC. After all documents were presented, under the applicable S&P NRSRO grading criteria 17 (89.47%) had an Overall grade of “A” and 2 (10.53%) had an Overall grade of “B”.

S&P Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	17	89.47%
B	2	10.53%
C	0	0.00%
D	0	0.00%
Total	19	100.00%

COMPLIANCE RESULTS SUMMARY

Fifteen (15) Loans are DSCR loans and did not have a compliance grade. After all documents were presented, under the applicable S&P NRSRO grading criteria, 2 (50.00%) had a Compliance grade of “A” and 2 (50.00%) had a Compliance grade of “B”.

S&P Compliance Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	2	50.00%
B	2	50.00%
C	0	0.00%
D	0	0.00%
Total	4	100.00%

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CREDIT RESULTS SUMMARY

All nineteen (19) Loans (100%) reviewed received an “A” Credit grade.

S&P Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	19	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	19	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

All nineteen (19) Loans (100%) reviewed under the applicable rating agency criteria, received an “A” Property grade.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	19	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	19	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	S&P Final Exception Rating	Exception Category	Total
Compliance	B	Federal HPML	2
		ECOA	1
		Total Compliance Grade (B) Exceptions:	3
Total Compliance Exceptions:			3
Total Credit Exceptions:			0
Total Property Exceptions:			0
Grand Total:			3

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

The nineteen (19) Loans reviewed had a total of twenty-three (23) different tape discrepancies across fourteen (14) data fields (some Loans had more than one data delta). The largest variances were found on Borrower Last Name and Subject Debt Service Coverage Ratio where the data tape information did not coincide with the documentation type found in the loan file.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	15	0.00%	19
Amortization Term	0	15	0.00%	19
Amortization Type	0	15	0.00%	19
Appraised Value	0	15	0.00%	19
Borrower Birth Date	1	4	25.00%	19
Borrower Citizenship	1	4	25.00%	19
Borrower EIN	0	1	0.00%	19
Borrower First Name	1	4	25.00%	19
Borrower Last Name	5	19	26.32%	19
Borrower Middle Name	1	3	33.33%	19
Borrower SSN	1	4	25.00%	19
City	0	15	0.00%	19
Coborrower Birth Date	1	2	50.00%	19
Coborrower Citizenship	0	2	0.00%	19
Coborrower First Name	1	2	50.00%	19
Coborrower Last Name	0	2	0.00%	19
Coborrower Middle Name	1	2	50.00%	19
Coborrower SSN	1	2	50.00%	19
Creditor Application Date	2	15	13.33%	19
First Payment Date	0	15	0.00%	19
Maturity Date	0	15	0.00%	19
Note Date	0	15	0.00%	19
Original Interest Rate	0	15	0.00%	19
Original Loan Amount	0	15	0.00%	19
Original LTV	0	15	0.00%	19
Original P&I	0	15	0.00%	19
Prepayment Penalty	0	15	0.00%	19
Prepayment Penalty Period (months)	2	13	15.38%	19
Property Type	1	15	6.67%	19
Representative FICO	0	15	0.00%	19
State	0	15	0.00%	19
Street	0	15	0.00%	19
Subject Debt Service Coverage Ratio	4	13	30.77%	19
Zip	0	15	0.00%	19
Total	23	362	6.35%	19

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ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	19	100.00%	$9,740,477.00	100.00%
Total	19	100.00%	$9,740,477.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	19	100.00%	$9,740,477.00	100.00%
Total	19	100.00%	$9,740,477.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	7	36.84%	$4,296,278.00	44.11%
Other-than-first-time Home Purchase	7	36.84%	$3,003,823.00	30.84%
Rate/Term Refinance - Borrower Initiated	5	26.32%	$2,440,376.00	25.05%
Total	19	100.00%	$9,740,477.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	18	94.74%	$9,415,677.00	96.67%
361+ Months	1	5.26%	$324,800.00	3.33%
Total	19	100.00%	$9,740,477.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	8	42.11%	$4,613,078.00	47.36%
Condo, Low Rise	1	5.26%	$854,913.00	8.78%
Condo, High Rise	1	5.26%	$447,300.00	4.59%
PUD	4	21.05%	$1,472,010.00	15.11%
2 Family	1	5.26%	$513,576.00	5.27%
3 Family	3	15.79%	$1,509,600.00	15.50%
4 Family	1	5.26%	$330,000.00	3.39%
Total	19	100.00%	$9,740,477.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	4	21.05%	$2,716,923.00	27.89%
Investment	15	78.95%	$7,023,554.00	72.11%
Total	19	100.00%	$9,740,477.00	100.00%

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Rating Agency Grades
Run Date - 7/20/2026 10:58:47 AM

LOAN INFORMATION						INITIAL CREDIT LOAN GRADES						INITIAL COMPLIANCE LOAN GRADES						INITIAL PROPERTY LOAN GRADES						INITIAL OVERALL LOAN GRADES						FINAL CREDIT LOAN GRADES						FINAL COMPLIANCE LOAN GRADES						FINAL PROPERTY LOAN GRADES						FINAL OVERALL LOAN GRADES
AMC Loan ID	Customer Loan ID	Seller Loan ID	Investor Loan Number	Deal Number	Original Loan Amount	DBRS	Fitch	Kroll	Moody’s	S&P	Morningstar	DBRS	Fitch	Kroll	Moody’s	S&P	Morningstar	DBRS	Fitch	Kroll	Moody’s	S&P	Morningstar	DBRS	Fitch	Kroll	Moody’s	S&P	Morningstar	DBRS	Fitch	Kroll	Moody’s	S&P	Morningstar	DBRS	Fitch	Kroll	Moody’s	S&P	Morningstar	DBRS	Fitch	Kroll	Moody’s	S&P	Morningstar	DBRS	Fitch	Kroll	Moody’s	S&P	Morningstar
225505014	1	[redacted]				C	C	C	C	C		C	C	C	C	C		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
225505038	2	[redacted]				A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		B	B	B	B	B		A	A	A	A	A		B	B	B	B	B
225505059	3	[redacted]				C	C	C	C	C		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A
225505062	4	[redacted]				C	C	C	C	C		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A
225690030	5	[redacted]				C	C	C	C	C		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A
225690031	6	[redacted]				C	C	C	C	C		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A
225690032	7	[redacted]				A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A
225690033	8	[redacted]				A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A
225690034	9	[redacted]				C	C	C	C	C		N/A	N/A	N/A	N/A	N/A		D	D	D	D	D		D	D	D	D	D		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A
225715770	10	[redacted]				D	D	D	D	D		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		D	D	D	D	D		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A
225715771	11	[redacted]				D	D	D	D	D		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		D	D	D	D	D		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A
225715772	12	[redacted]				A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		C	C	C	C	C		C	C	C	C	C		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A
225715773	13	[redacted]				A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A
225715774	14	[redacted]				A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A
225715776	15	[redacted]				A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A
225715777	16	[redacted]				A	A	A	A	A		B	B	B	B	B		A	A	A	A	A		B	B	B	B	B		A	A	A	A	A		B	B	B	B	B		A	A	A	A	A		B	B	B	B	B
225831114	17	[redacted]				A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
225831116	18	[redacted]				A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A
225883156	19	[redacted]				C	C	C	C	C		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		N/A	N/A	N/A	N/A	N/A		A	A	A	A	A		A	A	A	A	A

Exception Grades
Run Date - 7/20/2026 10:58:47 AM

SitusAMC Loan ID	Customer Loan ID	Seller Loan ID	Investor Loan Number	Loan Exception ID	Exception ID	Exception Date	Exception Type	Exception Category	Exception Subcategory	15E Category	Exception	Exception Detail	Exception Information	Compensating Factors	Compensating Factor Information	Applying Party	Follow-up Comments	Cleared Date	Cured Date	Waived Date	Waived with Regrade	Exception Level Grade	DBRS Initial Exception Rating	DBRS Final Exception Rating	Fitch Initial Exception Rating	Fitch Final Exception Rating	Kroll Initial Exception Rating	Kroll Final Exception Rating	Moody’s Initial Exception Rating	Moody’s Final Exception Rating	S&P Initial Exception Rating	S&P Final Exception Rating	Note Date	Property State	Occupancy	Purpose	Exception Remediation	Overall Initial Loan Grade	Overall Final Loan Grade	Credit Initial Loan Grade	Credit Final Loan Grade	Compliance Initial Loan Grade	Compliance Final Loan Grade	Property Initial Loan Grade	Property Final Loan Grade	Originator QM ATR Status	TPR QM ATR Status	Is Curable
225505014	1	[redacted]		36354513			Compliance	Compliance	Federal Compliance	GSE	[redacted] 2014 - [redacted]% Points and Fees	[redacted] [redacted][redacted]% Points and Fees Test. Points and Fees on subject loan of [redacted]% is in excess of the investor allowable maximum of [redacted]% of the [redacted]Total Loan Amount. Points and Fees total $[redacted]on a [redacted]Total Loan Amount of $[redacted]vs. an investor allowable total of $[redacted](an overage of $[redacted]or .[redacted]%).					Reviewer Comment (2026-05-07): Updated undiscounted rate price, exception cleared. Seller Comment (2026-05-04): Please review our passing points and fees test. We believe this condition to be invalid.	05/07/2026			No	1	B	A	B	A	B	A	B	A	B	A		NJ	Primary	Purchase	LOE, copy of check and proof of mailing/delivery. Note: Testing is optional based on deal settings.	C	A	C	A	C	A	A	A	Non QM	Non QM	Yes
225505014	1	[redacted]		36354514			Compliance	Compliance	Federal Compliance	TRID	TRID [redacted] Percent Tolerance Violation With Sufficient Cure Provided At Closing	TILA-RESPA Integrated Disclosure: [redacted] Percent Fee Tolerance exceeded for Title - Abstract / Title Search. Fee Amount of $[redacted]exceeds tolerance of $[redacted]. Sufficient or excess cure was provided to the borrower at Closing.					Reviewer Comment (2026-04-28): Sufficient Cure Provided At Closing		04/28/2026		No	1	A	A	A	A	A	A	A	A	A	A		NJ	Primary	Purchase	Final CD evidences Cure	C	A	C	A	C	A	A	A	Non QM	Non QM	Yes
225505014	1	[redacted]		36380253			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - ATR Risk	Ability to Repay (Dodd-Frank 2014): Originator Loan Designation of Non QM does not match Due Diligence Loan Designation of ATR Risk.	Unable to verify monthly tax, insurance payments for [redacted] due to missing tax certificate, supporting documents, or insurance verification.				Reviewer Comment (2026-06-15): Received HOI policy, exception cleared Seller Comment (2026-06-11): HOI was uploaded [redacted]and cleared exception ID [redacted]. Please clear. Thank you. Reviewer Comment (2026-05-07): Please provide a LOE from borrower stating no HOI for property. Seller Comment (2026-05-07): Please see uploaded REO docs for [redacted]. There are only taxes paid here as the property is owned free & clear and the property has no HOI or HOA on it. We actually overqualified the borrower with the payment and should be good to go.	06/15/2026			No	1	B	A	C	A	B	A	C	A	B	A		NJ	Primary	Purchase	Lender to provide updated ATR/QM Loan Designation	C	A	C	A	C	A	A	A	Non QM	Non QM	Yes
225505014	1	[redacted]		36380254			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Guideline Deficiency - ATR Impact	Ability to Repay (Dodd-Frank 2014): There are guideline deficiencies which could result in a risk to the borrower’s ability to repay. (Exception is eligible to be regraded with compensating factors.)	Unable to verify monthly tax, insurance payments for [redacted] due to missing tax certificate, supporting documents, or insurance verification.				Reviewer Comment (2026-06-15): Received HOI policy, exception cleared Seller Comment (2026-06-11): HOI was uploaded [redacted]and cleared exception ID [redacted]. Please clear. Thank you. Reviewer Comment (2026-05-07): Please provide a LOE from borrower stating no HOI for property. Seller Comment (2026-05-07): Please see uploaded REO docs for [redacted]. There are only taxes paid here as the property is owned free & clear and the property has no HOI or HOA on it. We actually overqualified the borrower with the payment and should be good to go.	06/15/2026			No	1	C	A	C	A	C	A	C	A	C	A		NJ	Primary	Purchase		C	A	C	A	C	A	A	A	Non QM	Non QM	No
225505014	1	[redacted]		36380255			Credit	Credit	AUS Discrepancy / Guidelines Discrepancy	Guideline	AUS/Guideline Findings: All conditions were not met		Unable to verify monthly tax, insurance payments for [redacted] due to missing tax certificate, supporting documents, or insurance verification.				Reviewer Comment (2026-06-15): Received HOI policy, exception cleared Seller Comment (2026-06-11): HOI was uploaded [redacted]and cleared exception ID [redacted]. Please clear. Thank you. Reviewer Comment (2026-05-07): Please provide a LOE from borrower stating no HOI for property. Seller Comment (2026-05-07): Please see uploaded REO docs for [redacted]. There are only taxes paid here as the property is owned free & clear and the property has no HOI or HOA on it. We actually overqualified the borrower with the payment and should be good to go.	06/15/2026			No	1	C	A	C	A	C	A	C	A	C	A		NJ	Primary	Purchase		C	A	C	A	C	A	A	A	Non QM	Non QM	No
225505014	1	[redacted]		36380264			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Loan does not meet one or more guideline components which could impact the borrower’s ability to repay.	General Ability to Repay Provision: Loan does not meet one or more guideline components which could impact the borrower’s ability to repay.	Unable to verify monthly tax, insurance payments for [redacted] due to missing tax certificate, supporting documents, or insurance verification.				Reviewer Comment (2026-06-15): Received HOI policy, exception cleared Seller Comment (2026-06-11): HOI was uploaded [redacted]and cleared exception ID [redacted]. Please clear. Thank you. Reviewer Comment (2026-05-07): Please provide a LOE from borrower stating no HOI for property. Seller Comment (2026-05-07): Please see uploaded REO docs for [redacted]. There are only taxes paid here as the property is owned free & clear and the property has no HOI or HOA on it. We actually overqualified the borrower with the payment and should be good to go.	06/15/2026			No	1	C	A	C	A	C	A	C	A	C	A		NJ	Primary	Purchase		C	A	C	A	C	A	A	A	Non QM	Non QM	No
225505014	1	[redacted]		36354493			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Unable to verify monthly tax, insurance payments for [redacted] due to missing tax certificate, supporting documents, or insurance verification.				Reviewer Comment (2026-06-15): Received HOI policy, exception cleared Seller Comment (2026-06-10): HOI policy for REO is attached Reviewer Comment (2026-05-07): Please provide a LOE from borrower stating no HOI for property. Seller Comment (2026-05-07): Please see uploaded REO docs for [redacted]. There are only taxes paid here as the property is owned free & clear and the property has no HOI or HOA on it. We actually overqualified the borrower with the payment and should be good to go.	06/15/2026			No	1	C	A	C	A	C	A	C	A	C	A		NJ	Primary	Purchase		C	A	C	A	C	A	A	A	Non QM	Non QM	No
225505038	2	[redacted]		36360588			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank 2014): Creditor did not provide a copy of each valuation to applicant three ([redacted]) business days prior to consummation.	Creditor did not provide a copy of each valuation to applicant [redacted]business days prior to Note.				Reviewer Comment (2026-05-18): Client elects to waive. Reviewer Comment (2026-05-11): Please provide Appraisal delivery Notice.Exception remains. Seller Comment (2026-05-05): *** Invalid condition, appraisal acknowledgement was provided pages [redacted]			05/18/2026	No	2	B	B	B	B	B	B	B	B	B	B		NM	Primary	Purchase		C	B	A	A	C	B	A	A	Non QM	Non QM	No
225505038	2	[redacted]	36360589	Compliance	Compliance	Federal Compliance	Federal HPML	Federal HPML 2014 Non Compliant	[redacted]Mortgage Loan: APR on subject loan of [redacted]% or Final Disclosure APR of [redacted]% is equal to or greater than the threshold of APOR [redacted]% + [redacted]%, or [redacted]%. Non-Compliant [redacted] Mortgage Loan.	Missing evidence of receipt for the appraisal.	Reviewer Comment (2026-05-28): Updated appraisal report received

Reviewer Comment (2026-05-26): Appraisal delivery is for previous appraisal also provided, no appraisal delivery provided for report date [redacted], exception remains.

Seller Comment (2026-05-20): Please see the attached.  Thanks.

Reviewer Comment (2026-05-11): Please provide Appraisal delivery Notice.Exception remains.

Seller Comment (2026-05-05): Upon review of the loan, the [redacted]Points & Fees condition appears to be overstated. The current condition reflects total finance charges of $[redacted]; however, the HOEPA Points & Fees test indicates total points and fees of $[redacted], which is well within the allowable limit of $[redacted]and reflects a passing result.

Based on this, it appears that certain fees may have been incorrectly included in the [redacted]calculation that should not be classified as finance charges under TRID guidelines.

Could you please review and confirm the accuracy of the[redacted]MA Points & Fees calculation?

Thank you for your assistance.
																		05/28/2026			No	1	C	A	C	A	C	A	C	A	C	A		NM	Primary	Purchase		C	B	A	A	C	B	A	A	Non QM	Non QM	No
225505038	2	[redacted]	36360590	Compliance	Compliance	Federal Compliance	Federal HPML	(Fed HPML Provision) Federal Higher-Priced Mortgage Loan (Timing of Appraisal to Consumer)	TILA HPML Appraisal Rule (Dodd-Frank 2014): Creditor did not provide a copy of each valuation to applicant three ([redacted]) business days prior to consummation.	Creditor did not provide a copy of each valuation to applicant [redacted]business days prior to Note.	Reviewer Comment (2026-05-28): Updated appraisal report received

Seller Comment (2026-05-27): See the attached condition response and proof of appraisal delivery on [redacted]

Reviewer Comment (2026-05-26): Appraisal delivery is for previous appraisal also provided, no appraisal delivery provided for report date [redacted], exception remains.

Seller Comment (2026-05-20): Please see the attached.  Thanks.

Reviewer Comment (2026-05-11): Please provide Appraisal delivery Notice.Exception remains.

Seller Comment (2026-05-05): *** Invalid condition, appraisal acknowledgement was provided pages [redacted]
																		05/28/2026			No	1	C	A	C	A	C	A	C	A	C	A		NM	Primary	Purchase		C	B	A	A	C	B	A	A	Non QM	Non QM	No
225505038	2	[redacted]		36603560			Compliance	Compliance	Federal Compliance	Federal HPML	(Fed HPML Provision) Federal Higher-Priced Mortgage Loan (Timing of Appraisal to Consumer)	TILA HPML Appraisal Rule (Dodd-Frank 2014): Creditor did not provide a copy of revised valuation to applicant three ([redacted]) business days prior to consummation.	Updated appraisal report received				Reviewer Comment (2026-06-05): Client elects to waive Seller Comment (2026-06-02): The condition is invalid. The screenshot from our appraisal management system was already provided on [redacted]that evidences the delivery of the revised appraisal to the borrower on [redacted]. The revision was requested only to correct the purchase price from what was listed on the original appraisal, no further changes were made and the value was not effected. I have uploaded it again for your reference. Please waive the condition.			06/05/2026	No	2		B		B		B		B		B		NM	Primary	Purchase		C	B	A	A	C	B	A	A	Non QM	Non QM	No
225505059	3	[redacted]		36364956			Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	Missing Document: Operating Agreement not provided		Operating Agreement was not found in file.				Reviewer Comment (2026-05-27): Entity documents authorizing the guarantor to execute loan documents on behalf of the entity (e.g., Operating Agreement, Certificate of Authorization) ○ If not available, a Borrowing Certificate is required for either a Single Member or Multiple Member. Used the certs. Seller Comment (2026-05-22): Please see LOX and addl docs from borrower. Reviewer Comment (2026-05-18): Operating agreement not provided Seller Comment (2026-05-13): Operating Agreement	05/27/2026			No	1	C	A	C	A	C	A	C	A	C	A		OH	Investment	Purchase		C	A	C	A			A	A		N/A	No
225505059	3	[redacted]		36364954			Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	Missing Document: Corporate Resolution not provided		Corporate Resolution was not found in file.				Reviewer Comment (2026-05-27): Entity documents authorizing the guarantor to execute loan documents on behalf of the entity (e.g., Operating Agreement, Certificate of Authorization) ○ If not available, a Borrowing Certificate is required for either a Single Member or Multiple Member. Used the certs. Seller Comment (2026-05-22): Please see LOX and addl docs from borrower. Reviewer Comment (2026-05-18): Operating agreement/resolution not provided Seller Comment (2026-05-13): Corporate Resolution	05/27/2026			No	1	C	A	C	A	C	A	C	A	C	A		OH	Investment	Purchase		C	A	C	A			A	A		N/A	No
225505059	3	[redacted]		36364950			Credit	Insurance	Insurance Documentation	Insurance	Rent loss insurance is required on all properties and there is no evidence of this insurance in the file.		Rent loss insurance was not found in file.				Reviewer Comment (2026-05-07): Email from insurance company confirms rent loss coverage. Seller Comment (2026-05-04): See email from HOI Agent confirming rent loss on policy.	05/07/2026			No	1	C	A	C	A	C	A	C	A	C	A		OH	Investment	Purchase		C	A	C	A			A	A		N/A	No
225505062	4	[redacted]	36380248	Credit	Business Purpose	General	Business Purpose	Missing Document: Spousal Consent not provided.	-	Spousal consent is missing.	Reviewer Comment (2026-06-04): Doc ID [redacted], page [redacted]reflects [redacted]is the spouse of the borrower. The spouse signed the note and mortgage as a co-trustee. This is sufficient as spousal consent.

Reviewer Comment (2026-05-26): Per guidelines “Personal guarantees from community property states ([redacted]) must be accompanied with a Spousal Consent to Pledge.”

Seller Comment (2026-05-19): See the attached rebuttal

Reviewer Comment (2026-05-14): Per guides - Personal guarantees from community property states ([redacted]) must be accompanied with a Spousal Consent to Pledge.

Seller Comment (2026-05-08): The non-purchasing spouse is on title and signed the appropriate documentation. Spousal consent is only needed in community property states when the spouse is not on title and the mortgage. Please waive the condition.

Reviewer Comment (2026-05-07): Personal guarantees from community property states ([redacted]) must be accompanied with a Spousal Consent to Pledge per guideline

Seller Comment (2026-05-04): The spouses credit was not pulled, spousal consent not required. Furthermore, the Certification of Trust that was provided (pages [redacted]) indicates that only [redacted]co-trustee is required to sign when conducting business. Please waive the condition or provide further clarification on what documentation is needed.
																		06/04/2026			No	1	C	A	C	A	C	A	C	A	C	A		AZ	Investment	Refinance - Cash-out - Other		C	A	C	A			A	A		N/A	No
225690030	5	[redacted]		36629519			Credit	System	General	Appraisal Reconciliation	Valuation address does not match Note address.	-	Desk Review shows property’s city as [redacted]instead of [redacted].				Reviewer Comment (2026-04-21): Received updated CDA and verified the details. Exception Cleared. Buyer Comment (2026-04-15): Corrected CDA attached.	04/21/2026			No	1	C	A	C	A	C	A	C	A	C	A		MA	Investment	Refinance - Cash-out - Other		C	A	C	A			A	A		N/A	No
225690030	5	[redacted]	36629521	Credit	Borrower and Mortgage Eligibility	Mortgage / Program Eligibility	Borrower and Mortgage Eligibility	The asset/income documentation does not show the borrower(s) at an address different than the subject property and thus casts doubt on the business purpose of the loan.	Bank statement reflects subject address.	Reviewer Comment (2026-05-13): Received explanation letter along with driver’s license for proof of address on bank statement. Exception cleared.

Buyer Comment (2026-05-07): updated ACH form

Buyer Comment (2026-05-06): please clear address finding request We have supplied the borrower’s driver’s license, reflecting the primary address along with a signed LOE stating that the borrower maintains a secure mail slot at the subject address.  Additionally, the subject is already rented, addressing business purpose concerns see attached thank u .

Reviewer Comment (2026-05-05): Please provide proof of address change with the bank or updated statement with mailing address different from subject. Exception remains.

Buyer Comment (2026-04-30): Please see the upl docs

Reviewer Comment (2026-04-30): No new LOE document located, exception remains.

Buyer Comment (2026-04-24): Borrower LOE for address concerns.
																		05/13/2026			No	1	C	A	C	A	C	A	C	A	C	A		MA	Investment	Refinance - Cash-out - Other		C	A	C	A			A	A		N/A	No
225690031	6	[redacted]		36629524			Credit	Borrower and Mortgage Eligibility	Mortgage / Program Eligibility	Borrower and Mortgage Eligibility	The ID documentation (license, passport, Visa) does not show the borrower(s) at an address different than the subject and thus casts doubt on the business purpose of the loan.		Driver’s license reflects subject property address. Credit application lists subject property as borrower’s prior residence.				Reviewer Comment (2026-05-13): Non -owner occupied certificate, credit report, asset documentation show borrower’s primary residence address. Buyer Comment (2026-05-06): This shouldn’t cast a doubt in the occupancy since it’s not uncommon for someone to convert their primary to an investment property. Everything pans out, the DL was issued [redacted]which at the time the subject was their primary, they’ve only lived at their current primary for a year. Appraisal & HOI also support tenant occupied occupancy for subject. Please clear	05/13/2026			No	1	C	A	C	A	C	A	C	A	C	A		TX	Investment	Refinance - Cash-out - Other		C	A	C	A			A	A		N/A	No
225690034	9	[redacted]		36629529			Property	Property - Appraisal	Appraisal Documentation	Property - Appraisal	Loan is to be securitized. Secondary valuation is missing. Sec ID: [redacted]		[redacted] Valuation was not found in the loan file.				Reviewer Comment (2026-05-15): provided Buyer Comment (2026-05-14): AVM attached :) thanks	05/15/2026			No	1	D	A	D	A	D	A	D	A	D	A		CO	Investment	Refinance - Cash-out - Other		D	A	C	A			D	A		N/A	No
225690034	9	[redacted]		36629530			Credit	Borrower and Mortgage Eligibility	Mortgage / Program Eligibility	Borrower and Mortgage Eligibility	The ID documentation (license, passport, Visa) does not show the borrower(s) at an address different than the subject and thus casts doubt on the business purpose of the loan.		Identification in file is missing borrower’s address.				Reviewer Comment (2026-05-15): ID provided Buyer Comment (2026-05-12): please see ID thank u :)	05/15/2026			No	1	C	A	C	A	C	A	C	A	C	A		CO	Investment	Refinance - Cash-out - Other		D	A	C	A			D	A		N/A	No
225715770	10	[redacted]		36670845			Credit	Loan Package Documentation	Closing / Title	Missing, Incorrect, or Incomplete HUD-1	Missing Final HUD-1		The file contains an estimated closing statement only. The final executed HUD is required.				Reviewer Comment (2026-05-18): Final provided Buyer Comment (2026-05-14): uploaded FSS	05/18/2026			No	1	D	A	D	A	D	A	D	A	D	A		CA	Investment	Refinance - Cash-out - Other		D	A	D	A			A	A		N/A	No
225715771	11	[redacted]		36670848			Credit	Loan Package Documentation	Closing / Title	Missing, Incorrect, or Incomplete Note	Missing Document: Note - Subject Lien not provided		Note: Subject lien is not executed.				Reviewer Comment (2026-05-18): Executed note provided and associated Buyer Comment (2026-05-14): Signed Note was already provided, reuploaded	05/18/2026			No	1	D	A	D	A	D	A	D	A	D	A		TN	Investment	Refinance - Cash-out - Other		D	A	D	A			A	A		N/A	No
225715772	12	[redacted]		36670850			Property	Property - Appraisal	Appraisal Documentation	Property - Appraisal	Missing Document: Appraisal was made “subject to” and Form 1004D/442 was not provided.	-	Missing the final inspection				Reviewer Comment (2026-05-22): 1004D uploaded Buyer Comment (2026-05-18): 1004D uploaded	05/22/2026			No	1	C	A	C	A	C	A	C	A	C	A		TX	Investment	Refinance - Rate/Term		C	A	A	A			C	A		N/A	No
225715777	16	[redacted]		36670858			Compliance	Compliance	Federal Compliance	Federal HPML	(Fed HPML Provision) Federal Higher-Priced Mortgage Loan (Timing of Appraisal to Consumer)	TILA HPML Appraisal Rule (Dodd-Frank 2014): Creditor did not provide a copy of revised valuation to applicant three ([redacted]) business days prior to consummation.					Buyer Comment (2026-05-19): we will accept the B grade please thank you . Reviewer Comment (2026-05-18): The appraisal was not sent to the borrower within [redacted]days prior to closing. Buyer Comment (2026-05-14): POD on appraisal thank u :) Buyer Comment (2026-05-14): please see attached for Updated title and initial 1003 forget to attached working on condition thanks ;)			05/19/2026	No	2	B	B	B	B	B	B	B	B	B	B		TX	Primary	Purchase		B	B	A	A	B	B	A	A	Non QM	Non QM	No
225883156	19	[redacted]	36884875	Credit	Asset	Asset Calculation / Analysis	Asset	Available for Closing is insufficient to cover Cash From Borrower.	The source document for the EMD of $[redacted]is missing.	Reviewer Comment (2026-06-19): EMD provided

Buyer Comment (2026-06-19): please see attached for borrowers EMD for both amounts for $[redacted]total of $[redacted]

Reviewer Comment (2026-05-29): Unable to confirm source of EMD $[redacted]. Based confirmation email and statements unable to identify account number from which EMD sourced from.

Buyer Comment (2026-05-28): 1. $[redacted]EMD documentation attached.
2. Only [redacted]reserves are required per[redacted] DSCR matrix.

Borrower needed $[redacted]cash to close + $[redacted][redacted]reserves = $[redacted]total need.
Borrower verified $[redacted]in [redacted]#[redacted]+ $[redacted]in [redacted]#[redacted]+ $[redacted]in [redacted]#[redacted]= $[redacted]total verified.
																		06/19/2026			No	1	C	A	C	A	C	A	C	A	C	A		FL	Investment	Purchase		C	A	C	A			A	A		N/A	No
225883156	19	[redacted]	36884876	Credit	Credit	AUS Discrepancy / Guidelines Discrepancy	Guideline	Guideline Requirement: PITIA reserves months discrepancy.	The source document for the EMD of $[redacted]is missing.	Reviewer Comment (2026-05-29): Unable to confirm source of EMD $[redacted]. Based confirmation email and statements unable to identify account number from which EMD sourced from.

Buyer Comment (2026-05-28): 1. $[redacted]EMD documentation attached.
2. Only [redacted]reserves are required per [redacted] DSCR matrix.

Borrower needed $[redacted]cash to close + $[redacted][redacted]reserves = $[redacted]total need.
Borrower verified $[redacted]in [redacted]#[redacted]+ $[redacted]in [redacted]#[redacted]+ $[redacted]in [redacted]#[redacted]= $[redacted]total verified.

Buyer Comment (2026-05-28): 1. $[redacted]EMD documentation attached.
2. Only [redacted]reserves are required per[redacted] DSCR matrix.

Borrower needed $[redacted]cash to close + $[redacted][redacted]reserves = $[redacted]total need.
Borrower verified $[redacted]in [redacted]#[redacted]+ $[redacted]in [redacted]#[redacted]+ $[redacted]in [redacted]#[redacted]= $[redacted]total verified.

Buyer Comment (2026-05-28): 1. $[redacted]EMD documentation attached.
2. Only [redacted]reserves are required per [redacted]DSCR matrix.

Borrower needed $[redacted]cash to close + $[redacted][redacted]reserves = $[redacted]total need.
Borrower verified $[redacted]in [redacted]#[redacted]+ $[redacted]in [redacted]#[redacted]+ $[redacted]in [redacted]#[redacted]= $[redacted]total verified.
																		05/29/2026			No	1	C	A	C	A	C	A	C	A	C	A		FL	Investment	Purchase		C	A	C	A			A	A		N/A	No
225883156	19	[redacted]		36884877			Credit	Missing Document	General	Missing Document	Missing Document: Source of Funds/Deposit not provided		Per 1008 and final HUD, an amount of $[redacted]was wired to the settlement company. The wire was provided, missing the source from [redacted]of [redacted].				Reviewer Comment (2026-06-19): Provided Buyer Comment (2026-06-19): Borrower sent [redacted][redacted]Peso on [redacted] - converts to $[redacted]USD Borrower sent [redacted][redacted] on [redacted] - converts to $[redacted]USD Conversion rate from [redacted]as of [redacted] attached.	06/19/2026			No	1		A		A		A		A		A		FL	Investment	Purchase		C	A	C	A			A	A		N/A	No

Valuation Report
Run Date - 7/20/2026 10:58:47 AM

SitusAMC Loan ID	Customer Loan ID	Seller Loan ID	Investor Loan Number	Note Date	Original Loan Amount	Sales Price	Value for LTV	As-Is Value for LTV	LTV Value Variance Amount	LTV Value Variance Percent	Primary Valuation Value	Primary Valuation Report Date	Primary Valuation Effective Date	Primary Valuation Type	Primary Valuation Company	Primary Valuation Appraiser Name	Primary Valuation Appraiser License Num	Primary Valuation FSD Score	Secondary Valuation Value	Secondary Valuation Variance Amount	Secondary Valuation Variance Percent	Secondary Valuation Report Date	Secondary Valuation Effective Date	Secondary Valuation Type	Secondary Valuation Company	Secondary Valuation FSD Score	Secondary Valuation Desk Review Risk Score	AVM Value	AVM Variance Amount	AVM Variance Percent	AVM Company	AVM FSD Score	AVM Report Date	Desk Review Value	Desk Review Variance Amount	Desk Review Variance Percent	Desk Review Company	Desk Review Risk Score	Desk Review Report Date	Desk Review Effective Date	Desktop Appraisal Value	Desktop Appraisal Variance Amount	Desktop Appraisal Variance Percent	Desktop Appraisal Company	Desktop Appraisal Report Date	Desktop Appraisal Effective Date	BPO Value	BPO Variance Amount	BPO Variance Percent	BPO Company	BPO Report Date	Field Review Value	Field Review Variance Amount	Field Review Variance Percent	Field Review Company	Field Review Report Date	Field Review Effective Date	2055 Value	2055 Variance Amount	2055 Variance Percent	2055 Company	2055 Report Date	2055 Effective Date	AVE/CMA Value	AVE/CMA Variance Amount	AVE/CMA Variance Percent	AVE/CMA Company	AVE/CMA Report Date	Hybrid Valuation Value	Hybrid Valuation Variance Amount	Hybrid Valuation Variance Percent	Hybrid Valuation Company	Hybrid Valuation Report Date	Updated Valuation Value	Updated Valuation Variance Amount	Updated Valuation Variance Percent	Updated Valuation Company	Updated Valuation Report Date	Updated Valuation Effective Date	Aggregate Appraised Value	Aggregate Variance Amount	Aggregate Variance Percent	Value Analysis Valuation Value	Value Analysis Report Date	Is Eligible for Rep and Warrant Relief per Loan Collateral Advisor?	LCA Risk Score	Collateral Underwriter Risk Score
225505014	1	[redacted]								0.000%				Appraisal																																																																							N/A		1.00
225505038	2	[redacted]								0.000%				Appraisal																																																																							N/A		1.00
225505059	3	[redacted]								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
225505062	4	[redacted]								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A		4.00
225690030	5	[redacted]								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
225690031	6	[redacted]								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A		1.00
225690032	7	[redacted]								0.000%				Appraisal																																																																							N/A		1.00
225690033	8	[redacted]								0.000%				Appraisal							-9.090%			Desk Review			Moderate																																																										N/A
225690034	9	[redacted]								0.000%				Appraisal							-0.570%			AVM		0.04																																																											N/A		2.60
225715770	10	[redacted]								0.000%				Appraisal							-3.020%			AVM		0.04																																																											N/A		1.00
225715771	11	[redacted]								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A		4.60
225715772	12	[redacted]								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
225715773	13	[redacted]								0.000%				Appraisal																																																																							N/A		2.00
225715774	14	[redacted]								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
225715776	15	[redacted]								0.000%				Appraisal																																																																							N/A		1.10
225715777	16	[redacted]								0.000%				Appraisal																																																																							Yes	2.00	1.50
225831114	17	[redacted]								0.000%				Appraisal							2.750%			AVM		0.09																																																		2.750%									N/A
225831116	18	[redacted]								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
225883156	19	[redacted]								0.000%				Appraisal							0.000%			Desk Review			Moderate																																																										No		2.40

Supplemental Data
Run Date - 7/20/2026 10:58:47 AM

SitusAMC Loan ID	Customer Lon ID	Seller Loan ID	Investor Loan Number	TILA Status Loan Designation	Exempt QM/ATR Equivalency	CDFI Bank Originated Loan	Application Date	TRID Tested	GSE	HOEPA Fees	TILA Fees	Rate Lock Date	Calculated APR	Original P&I	Qualifying P&I	Qualifying Rate	Is Borrower Non Occupant	Is Co Borrower Non Occupant	Borrower Employment Indicator	Co Borrower Employment Indicator	Co Borrower 2 Employment Indicator	Co Borrower 3 Employment Indicator	Co Borrower2 Length of Employment	Co Borrower3 Length of Employment	Borrower Foreign National Indicator	Co Borrower Foreign National Indicator	Co Borrower 2 Foreign National Indicator	Co Borrower 3 Foreign National Indicator	Borrower Country Name	Co Borrower Country Name	Co Borrower2 Country Name	Co Borrower3 Country Name	Residual Income	Num Units	Annual Property Tax	Annual Insurance Costs	Monthly Property Tax	Monthly Insurance Costs	HOA Name	HOA Address State	Fee Amount	Next Due Date	HOA Payment Frequency	Investor DTI	QM DTI	Non QM DTI	Original Credit Report Date	Qualifying Credit Score	Third Wage Earner Original FICO Equifax	Third Wage Earner Original FICO Experian	Third Wage Earner Original FICO Transunion	Fourth Wage Earner Original FICO Equifax	Fourth Wage Earner Original FICO Experian	Fourth Wage Earner Original FICO Transunion	Most Recent Updated Credit Report Date	Primary Wage Earner Updated FICO Equifax	Primary Wage Earner Updated FICO Experian	Primary Wage Earner Updated FICO Transunion	Secondary Wage Earner Updated FICO Equifax	Secondary Wage Earner Updated FICO Experian	Secondary Wage Earner Updated FICO Transunion	Third Wage Earner Updated FICO Equifax	Third Wage Earner Updated FICO Experian	Third Wage Earner Updated FICO Transunion	Fourth Wage Earner Updated FICO Equifax	Fourth Wage Earner Updated FICO Experian	Fourth Wage Earner Updated FICO Transunion	Most Recent Updated Co Borrower 2 FICO	Most Recent Updated Co Borrower 3 FICO	Co Borrower 2 Asset Verification Level	Co Borrower 3 Asset Verification Level	Co Borrower 2 Income Verification Level	Co Borrower 3 Income Verification Level	Co Borrower 2 Employment Verification Level	Co Borrower 3 Employment Verification Level	Asset Depletion Flag	Bank Statements Flag	Number of Statements	Type of Statements	Percent of Income From Statements	Borrower Business Ownership %	CoBorrower Business Ownership %	P&L Type	Income Doc Detail	Tax Return Doc Details	Document Level	Document Type	Most Recent Bankruptcy Type	Most Recent Bankruptcy Filing Date	Most Recent Bankruptcy Discharge Date	Number of Bankruptcy Events	Months Bankruptcy (7, 11)	Months Bankruptcy (13)	Most Recent Deed-in -Lieu Date	Number of Deed-in-Lieu Events	Months Deed-in-Lieu	Most Recent Short Sale Date	Number of Short Sale Events	Months Short Sale (or Pre FC)	Most Recent Foreclosure Date	Number of Foreclosure Events	Months Foreclosure	Prior Mortgage/Rent Late 30d in 24m	Prior Mortgage/Rent Late 60d in 24m	Prior Mortgage/Rent Late 90d in 24m	Has ACH	Guideline Name	UW Guideline Author	ATR QM Total Points and Fees Audit	Loan Regulation Benchmark Date	Benchmark Rate	HUD 1 Page 1 Credits Total	Collateral Underwriter Risk Score	AUS Decision System	Property Inspection Waiver (PIW)	Rating Result	Eligible For Rep and Warrant Relief Per Collateral Advisor	Is Equity Shared Loan	Investor Qualifying Rate	Borrower Years of W2s	CoBorrower Years of W2s	Years of Personal Tax Returns	Years of Business Tax Returns	Years of 4506T	Years of Tax Transcripts	Months of Personal Bank Statements	Months of Business Bank Statements	Months of Profit and Loss Statements	Expense Letter	Total DSCR	Total Inverse DSCR	Subordinate Lien Type	Is Shared Appreciation Mortgage	Duration of Payout Months	Seller VSH Indicator	Seller Indicated VSH Guideline	Validated VSH	IO Remaining Amortization Term at Recast	Maturity Date	Borrower Own Funds Cash Amount	Borrower Own Funds Percent	Is the Note an eNote	Borrower WVOE - # of Months of Income provided	Co Borrower WVOE - # of Months of Income provided	Co Borrower2 WVOE - # of Months of Income provided	Co Borrower3 WVOE - # of Months of Income provided	Were the origination guidelines utilized for this diligence review?	Title Evidence	Ownership Type	Borrower Type	Borrower Designation	Co Borrower Type	Co Borrower Designation	Co Borrower2 Type	Co Borrower2 Designation	Co Borrower3 Type	Co Borrower3 Designation	Senior Lien Position	Senior Lien Original Loan Amount	Senior Lien Original Interest Rate	Senior Lien Note Projected Closing Date	Senior Lien Current Balance	Senior Lien Current P&I	Loan Closed in the Name of an Entity	Note Executed by	Assumable Mortgage Flag	Leasehold Flag	Buydown Flag	Borrower Experian FICO Model Used	Borrower Equifax FICO Model Used	Borrower TransUnion FICO Model Used	Co Borrower Experian FICO Model Used	Co Borrower Equifax FICO Model Used	Co Borrower TransUnion FICO Model Used	Co Borrower2 Experian FICO Model Used	Co Borrower2 Equifax FICO Model Used	Co Borrower2 TransUnion FICO Model Used	Co Borrower3 Experian FICO Model Used	Co Borrower3 Equifax FICO Model Used	Co Borrower3 TransUnion FICO Model Used	Borrower Documentation Used to Determine Legal Residency	Co Borrower Documentation Used to Determine Legal Residency	Co Borrower2 Documentation Used to Determine Legal Residency	Co Borrower3 Documentation Used to Determine Legal Residency	Delayed Financing?	Months Reserves	Correspondent Type	Departure Residence	Rate Increase on Default	Default Interest Rate	Default Interest Accrual Start Days	MERS Min Number	Co Borrower Other Income	Co Borrower Wage Income	Primary Housing Lates 0 6 Months 30	Primary Housing Lates 0 6 Months 60	Primary Housing Lates 0 6 Months 90	Primary Housing Lates 7 12 Months 30	Primary Housing Lates 7 12 Months 60	Primary Housing Lates 7 12 Months 90	Primary Housing Lates 13 24 Months 30	Primary Housing Lates 13 24 Months 60	Primary Housing Lates 13 24 Months 90	Primary Housing Lates 25 36 Months 30	Primary Housing Lates 25 36 Months 60	Primary Housing Lates 25 36 Months 90	Borrower 1 ITIN Flag	Borrower 2 ITIN Flag	Borrower 3 ITIN Flag	Borrower 4 ITIN Flag	Total Number of Mortgaged Properties	Amortization Term Less IO
225505014	1	[redacted]		Non QM				Yes	No	$24,023.06	$10,534.23		6.836%	$5,544.95	$5,544.95	6.750%	No	No	Non-Employment Income						US Citizen								$10,744.69	1	[redacted]	[redacted]	[redacted]	[redacted]						43.826%	43.826%	43.826%	01/22/2026	773																												Yes	No							[Borrower - | Primary Income - Asset Depletion]; Account Statements - 2026 [Borrower - | Primary Income - Asset Depletion]; Account Statements - 2025 [Borrower - | Primary Income - Asset Depletion]; Account Statements - 2025	[Borrower]; 4506-C - 2025 [Borrower]; 4506-C - 2024 [Borrower]; 4506-C - 2023	Other Documentation (O)	Asset Depletion																0	0	0			Cardinal Financial	$24,023.06		6.140%	$0.00	1.0	None			N/A	No	6.750%	0		0	0	3	0			0.00	No					60					04/01/2056	$1,254,944.45	100.000%	No					Yes	Final	Fee Simple	Individual	Individual													No	Individual	No		No	Fair Isaac (VER. 2)	FICO Classic V5 Facta	FICO Risk Score Classic 04															6.46		Yes	No				$0.00	$0.00													No	No	No	No	1	360
225505038	2	[redacted]	Non QM	Yes	No	$13,565.29	$5,236.09	7.825%	$3,611.36	$3,611.36	7.750%	No	No	Self-Employed	Employed	US Citizen	US Citizen	$6,775.36	1	[redacted]	[redacted]	[redacted]	[redacted]	47.898%	47.898%	47.898%	02/10/2026	766	No	Yes	24	Business	62.000%	100.000%	[Borrower - | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 24]; Account Statements - Business - 2026
[Borrower -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 24]; CPA Letter - 2026
[Borrower -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 24]; Other - 2026
[Borrower -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 24]; Other - 2026
[Borrower -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 24]; Third Party Verification - 2026
[Borrower -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 24]; Third Party Verification - 2026
[Borrower -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 24]; Other - 2022
[Borrower -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 24]; Other - 2014
[Coborrower(s) -  | Primary Income - Wages]; Paystubs - 2026
[Coborrower(s) -  | Primary Income - Wages]; VVOE - 2026
[Coborrower(s) -  | Primary Income - Wages]; W-2 - 2025
																																																																																				[Coborrower(s) - | Primary Income - Wages]; W-2 - 2024	[Borrower]; 4506-C - 2025 [Borrower]; 4506-C - 2024 [Borrower]; 4506-C - 2023 [Borrower]; 1084 or income worksheet - Year Not Available [Coborrower]; 4506-C - 2025 [Coborrower]; 4506-C - 2024 [Coborrower]; 4506-C - 2023 [Coborrower]; 1084 or income worksheet - Year Not Available	Alternative Documentation (A)	24mo Bank Statement																0	0	0			Cardinal Financial	$13,565.29		5.990%	$5,000.00	1.0	None			N/A	No	7.750%	0	2	0	0	3	0		24	0.00	No										04/01/2056	$113,308.36	20.230%	No					Yes	Commitment	Fee Simple	Individual	Individual	Individual	Individual											No	Individual	No		No	Fair Isaac (VER. 2)	FICO Classic V5 Facta	FICO Risk Score Classic 04	Fair Isaac (VER. 2)	FICO Classic V5 Facta	FICO Risk Score Classic 04												19.29		Yes	No				$0.00	$4,929.60													No	No	No	No	1	360
225505059	3	[redacted]		N/A				No	No					$1,058.08	$1,058.08	6.375%	No	No					0			US Citizen	US Citizen							3	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%	02/23/2026	795																						Level 3-Stated/Partially Verified						No	No										DSCR																0	0	0	No		Cardinal Financial				$0.00					N/A	No	6.375%	0	0	0	0	0	0			0.00	No	1.47	0.67								04/01/2056	$740.00	0.340%	No					Yes	Final	Fee Simple	LLC	Business Entity	Individual	Guarantor - Individual	Individual	Guarantor - Individual									Yes	Business Entity	No		No				FICO II	Beacon 5.0	FICO Risk Score Classic 04	FICO II	Beacon 5.0	FICO Risk Score Classic 04									141.83			No				$0.00	$0.00	0	0	0	1	0	0	0	0	0	0	0	0	No	No	No	No	1	360
225505062	4	[redacted]		N/A				No	No					$10,736.24	$10,736.24	6.750%	No	No							US Citizen									1	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%	03/18/2026	764																												No	No										DSCR																0	0	0	No		Cardinal Financial				$0.00	4.0				N/A	No	6.750%	0		0	0	0	0			0.00	No	0.9	1.1								05/01/2056			No					Yes	Commitment	Fee Simple	Individual	Individually and as Trustee													No	Individually and as Trustee	No		No	Fair Isaac (VER. 2)	FICO Classic V5 Facta	FICO Risk Score Classic 04														No	83.24			No				$0.00	$0.00	0	0	0	0	0	0							No	No	No	No	2	360
225690030	5	[redacted]		N/A				No	No					$4,992.66	$4,992.66	6.875%	No	No								US Citizen								3	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%	12/10/2025	670																												No	No										DSCR																0	0	0	Yes		The Lender				$0.00					N/A	No	6.875%	0	0	0	0	0	0			0.00	No	1.62	0.62								04/01/2056			No					Yes	Commitment	Fee Simple	LLC	Business Entity	Individual	Guarantor - Individual											Yes	Business Entity	No		No				Fair Isaac (VER. 2)	Beacon 5.0	FICO Risk Score Classic 04											No	9.38			Yes	20.000%			$0.00	$0.00													No	No	No	No	1	360
225690031	6	[redacted]		N/A				No	No					$2,146.23	$2,146.23	7.625%	No	No							US Citizen									1	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%	04/03/2026	789																												No	No										DSCR																0	0	0	Yes		The Lender				$0.00	1.0				N/A	No	7.625%	0		0	0	0	0			0.00	No	1.06	0.94								05/01/2056	$0.00		No					Yes	Commitment	Fee Simple	Individual	Individual													No	Individual	No		No	Fair Isaac (VER. 2)	FICO Classic V5 Facta	FICO Risk Score Classic 04														No	93.51			Yes	20.000%			$0.00	$0.00													No	No	No	No	2	360
225690032	7	[redacted]		N/A				No	No					$1,383.83	$1,383.83	7.000%	No	No								US Citizen								1	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%	03/26/2026	730																												No	No										DSCR																0	0	0	Yes		The Lender				$0.00	1.0				N/A	No	7.000%	0	0	0	0	0	0			0.00	No	1	1								06/01/2056	$64,463.78	24.790%	No					Yes	Preliminary	Fee Simple	LLC	Business Entity	Individual	Guarantor - Individual											Yes	Business Entity	No		No				Fair Isaac (VER. 2)	FICO Classic V5 Facta	FICO Risk Score Classic 04												0.1			Yes	20.000%	0		$0.00	$0.00													No	No	No	No	1	360
225690033	8	[redacted]		N/A				No	No					$2,335.72	$2,335.72	7.625%	No	No					0			US Citizen	US Citizen							4	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%	03/03/2026	806																						Level 2-Stated/Not Verified						No	No										DSCR																0	0	0	Yes		The Lender				$0.00					N/A	No	7.625%	0	0	0	0	0	0			0.00	No	1.4	0.71								05/01/2056			No					Yes	Commitment	Fee Simple	Corp	Business Entity	Individual	Guarantor - Individual	Individual	Guarantor - Individual									Yes	Business Entity	No		No				FICO II	Beacon 5.0	FICO Risk Score Classic 04	FICO II	Beacon 5.0	FICO Risk Score Classic 04								No	35.45			Yes	20.000%	0		$0.00	$0.00	0	0	0	0	0	0	0	0	0	0	0	0	No	No	No	No	1	360
225690034	9	[redacted]		N/A				No	No					$1,452.86	$1,452.86	6.750%	No	No							US Citizen									1	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%	02/13/2026	794																												No	No										DSCR																0	0	0	No		The Lender				$0.00	2.6				N/A	No	6.750%	0		0	0	0	0			0.00	No	1.03	0.97								06/01/2056			No					Yes	Commitment	Fee Simple	Individual	Individual													No	Individual	No		No	Fair Isaac (VER. 2)	FICO Classic V5 Facta	FICO Risk Score Classic 04														No	114.52			Yes	20.000%	0		$0.00	$0.00	0	0	0	0	0	0	0	0	0	0	0	0	No	No	No	No	4	360
225715770	10	[redacted]		N/A				No	No					$6,188.05	$6,188.05	7.500%	No	No							US Citizen									1	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%	02/24/2026	709																												No	No										DSCR																0	0	0	Yes		The Lender				$0.00	1.0				N/A	No	7.500%	0		0	0	0	0			0.00	No	1.03	0.97								05/01/2056			No					Yes	Preliminary	Fee Simple	Individual	Individual													No	Individual	No		No	Fair Isaac (VER. 2)	Beacon 5.0	FICO Risk Score Classic 04														No	24.5			Yes	20.000%	0		$0.00	$0.00	0	0	0	0	0	0	0	0	0	0	0	0	No	No	No	No	2	360
225715771	11	[redacted]		N/A				No	No					$946.52	$946.52	7.250%	No	No								US Citizen								1	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%	03/02/2026	750																												No	No										DSCR																0	0	0	No		The Lender				$0.00	4.6				N/A	No	7.250%	0	0	0	0	0	0			0.00	No	1.2	0.83								06/01/2056			No					Yes	Commitment	Fee Simple	LLC	Business Entity	Individual	Guarantor - Individual											Yes	Business Entity	No		No				Fair Isaac (VER. 2)	Beacon 5.0	FICO Risk Score Classic 04											No	39.75			No				$0.00	$0.00													No	No	No	No	1	360
225715772	12	[redacted]		N/A				No	No					$1,959.70	$1,959.70	6.750%	No	No								US Citizen								1	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%	05/01/2026	729																												No	No										DSCR																0	0	0	Yes		The Lender				$0.00					N/A	No	6.750%	0	0	0	0	0	0			0.00	No	1.02	0.98								06/01/2066	$33,010.32		No					Yes	Commitment	Fee Simple	LLC	Business Entity	Individual	Guarantor - Individual											Yes	Business Entity	No		No				Fair Isaac (VER. 2)	FICO Classic V5 Facta												No	8.24			Yes	20.000%	0		$0.00	$0.00													No	No	No	No	1	480
225715773	13	[redacted]		N/A				No	No					$1,487.50	$1,487.50	6.375%	No	No							US Citizen									1	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%	02/02/2026	776																												No	No										DSCR																0	0	0	No		The Lender				$0.00	2.0				N/A	No	6.375%	0		0	0	0	0			0.00	No	1.01	0.99							240	06/01/2056	$75,016.16	21.430%	No					Yes	Commitment	Fee Simple	Individual	Individual													No	Individual	No		No	Fair Isaac (VER. 2)	FICO Classic V5 Facta	FICO Risk Score Classic 04															0.95			Yes	20.000%	0		$0.00	$0.00	0	0	0	0	0	0	0	0	0	0	0	0	No	No	No	No	2	240
225715774	14	[redacted]		N/A				No	No					$3,288.48	$3,288.48	6.625%	No	No								Permanent Resident Alien								2	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%	04/06/2026	721																												No	No										DSCR																0	0	0	No		The Lender				$0.00					N/A	No	6.625%	0	0	0	0	0	0			0.00	No	1.46	0.68								06/01/2056	$10,547.82		No					Yes	Commitment	Fee Simple	LLC	Business Entity	Individual	Guarantor - Individual											Yes	Business Entity	No		No				Fair Isaac (VER. 2)	FICO Classic V5 Facta	FICO Risk Score Classic 04											No	27.45			Yes	20.000%	15		$0.00	$0.00													No	No	No	No	1	360
225715776	15	[redacted]		N/A				No	No					$1,323.14	$1,323.14	6.750%	No	No								US Citizen								1	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%	03/05/2026	704																												No	No										DSCR																0	0	0	Yes		The Lender				$0.00	1.1				N/A	No	6.750%	0	0	0	0	0	0			0.00	No	1	1								06/01/2056			No					Yes	Commitment	Fee Simple	LLC	Business Entity	Individual	Guarantor - Individual											Yes	Business Entity	No		No				Fair Isaac (VER. 2)	FICO Classic V5 Facta	FICO Risk Score Classic 04											No	21.54			Yes	20.000%	0		$0.00	$0.00	0	0	0	0	0	0	0	0	0	0	0	0	No	No	No	No	1	360
225715777	16	[redacted]	Non QM	Yes	No	$17,737.80	$17,967.44	8.167%	$3,914.79	$3,914.79	7.875%	No	No	Employed	Self-Employed	US Citizen	US Citizen	$24,727.58	1	[redacted]	[redacted]	[redacted]	[redacted]	31.183%	31.183%	31.183%	03/30/2026	651	No	Yes	12	Business	73.000%	100.000%	[Borrower - | Primary Income - Wages]; Paystubs - 2026
[Borrower -  | Primary Income - Wages]; The Work Number - Employment Only - 2026
[Borrower -  | Primary Income - Wages]; The Work Number - Income - 2026
[Borrower -  | Primary Income - Wages]; W-2 - 2025
[Borrower -  | Primary Income - Wages]; W-2 Transcript - 2025
[Borrower -  | Primary Income - Wages]; W-2 Transcript - 2024
[Coborrower(s) -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 12]; Account Statements - Business - 2026
[Coborrower(s) -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 12]; CPA Letter - 2026
[Coborrower(s) -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 12]; Other - 2026
[Coborrower(s) -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 12]; Third Party Verification - 2026
																																																																																				[Coborrower(s) - | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 12]; Business Return Transcripts - 2025	[Borrower]; 4506-C - 2025 [Borrower]; Transcripts (1040) - No Results Returned - 2025 [Borrower]; 4506-C - 2024 [Borrower]; 4506-C - 2023 [Borrower]; 1084 or income worksheet - Year Not Available [Coborrower]; 4506-C - 2025 [Coborrower]; 4506-C - 2024 [Coborrower]; 4506-C - 2023 [Coborrower]; 1084 or income worksheet - Year Not Available	Alternative Documentation (A)	12mo Bank Statement																0	0	0			The Lender	$17,737.80		6.300%	$9,500.00	1.5	None			Yes	No	7.875%	2	0	0	0	3	0		12	0.00	No										06/01/2056	$215,492.42	31.920%	No	27				Yes	Commitment	Fee Simple	Individual	Individual	Individual	Individual											No	Individual	No		No	Fair Isaac (VER. 2)	FICO Classic V5 Facta	FICO Risk Score Classic 04	Fair Isaac (VER. 2)	FICO Classic V5 Facta	FICO Risk Score Classic 04												13.19			No				$26,379.08	$0.00													No	No	No	No	1	360
225831114	17	[redacted]	Non QM	Yes	No	$27,142.16	$16,412.12	7.682%	$5,719.57	$5,719.57	7.500%	No	No	Self-Employed	US Citizen	$72,362.13	1	[redacted]	[redacted]	[redacted]	[redacted]	11.522%	11.522%	11.522%	02/24/2026	647	No	Yes	12	Business	100.000%	100.000%	[Borrower - | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 12]; Account Statements - Business - 2026
[Borrower -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 12]; CPA Letter - 2026
[Borrower -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 12]; Other - 2026
[Borrower -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 12]; Telephone Listing / Internet Search / Directory Assistance - 2026
[Borrower -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 12]; Third Party Verification - 2026
[Borrower -  | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 12]; Third Party Verification - 2026
																																																																																				[Borrower - | Primary Income - Bank Statements | % of Business Ownership: 100.00% | Expense Ratio: 50.00000% | Expense Ratio Source: Fixed | # of Bank Statements Required: 12]; Third Party Verification - 2026	[Borrower]; 4506-C - 2025 [Borrower]; 4506-C - 2024 [Borrower]; 4506-C - 2023 [Borrower]; 1084 or income worksheet - Year Not Available	Alternative Documentation (A)	12mo Bank Statement																0	0	0			The Lender	$27,142.16		6.020%	$0.00		None			N/A	No	7.500%	0		0	0	3	0		12	0.00	No										06/01/2056			No					Yes	Preliminary	Fee Simple	Individual	Individual													No	Individual	No		No	Fair Isaac (VER. 2)	FICO Classic V5 Facta	FICO Risk Score Classic 04														No	4.93			No				$0.00	$0.00													No	No	No	No	1	360
225831116	18	[redacted]		N/A				No	No					$3,504.17	$3,504.17	7.250%	No	No								US Citizen								3	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%	02/10/2026	761																												No	No										DSCR																0	0	0	Yes		The Lender				$0.00					N/A	No	7.250%	0	0	0	0	0	0			0.00	No	1.56	0.64							240	06/01/2056	$37,077.85		No					Yes	Commitment	Fee Simple	Corp	Business Entity	Individual	Guarantor - Individual											Yes	Business Entity	No		No				Fair Isaac (VER. 2)	FICO Classic V5 Facta	FICO Risk Score Classic 04											No	4.29			Yes	20.000%	0		$0.00	$0.00	0	0	0	0	0	0	0	0	0	0	0	0	No	No	No	No	1	240
225883156	19	[redacted]		N/A				No	No					$3,204.51	$3,204.51	7.750%	No	No					0			Foreign National	Foreign National							1	[redacted]	[redacted]	[redacted]	[redacted]						0.000%	0.000%	0.000%																								Level 3-Stated/Partially Verified						No	No										DSCR																0	0	0	Yes		The Lender				$0.00	2.4				No	No	7.750%	0	0	0	0	0	0			0.00	No	1.41	0.71								06/01/2056	$280,479.33	43.890%	No					Yes	Commitment	Fee Simple	LLC	Business Entity	Individual	Guarantor - Individual	Individual	Guarantor - Individual									Yes	Business Entity	No		No																		37.64			Yes	20.000%	0		$0.00	$0.00													No	No	No	No	1	360

ASF Addendum - Business Purpose
Run Date - 7/20/2026 10:58:49 AM

SitusAMC Loan ID	Customer Loan ID	Seller Loan ID	Investor Loan Number	Seller Name	Originator Name	Guideline Author	Loan Program	Loan Program Date	Executed NOO Docs in File	Lease In Place Flag	Rental Purpose	Actual In Place Rent	Third Party Market Rent Estimate	Third Party Rent Source	Rental Income Used for Property DSCR Calculation	Rental Source for Property DTI Calculation	Calculated Monthly Debt	Property DTI	Investor DTI	Inverse DSCR	Net Operating Income	Total Debt Service	DSCR	Total DSCR	PITIA	Lease End Date	Original Lease Term	Lease in Place Flag Unit 1	Lease Start Date Unit 1	Lease End Date Unit 1	Original Lease Term Unit 1	Rental Purpose Unit 1	Actual In Place Rent Unit 1	Third Party Market Rent Estimate Unit 1	Lease in Place Flag Unit 2	Lease Start Date Unit 2	Lease End Date Unit 2	Original Lease Term Unit 2	Rental Purpose Unit 2	Actual In Place Rent Unit 2	Third Party Market Rent Estimate Unit 2	Lease in Place Flag Unit 3	Lease Start Date Unit 3	Lease End Date Unit 3	Original Lease Term Unit 3	Rental Purpose Unit 3	Actual In Place Rent Unit 3	Third Party Market Rent Estimate Unit 3	Lease in Place Flag Unit 4	Lease Start Date Unit 4	Lease End Date Unit 4	Original Lease Term Unit 4	Rental Purpose Unit 4	Actual In Place Rent Unit 4	Third Party Market Rent Estimate Unit 4	Lease in Place Flag Unit 5	Lease Start Date Unit 5	Lease End Date Unit 5	Original Lease Term Unit 5	Rental Purpose Unit 5	Actual In Place Rent Unit 5	Third Party Market Rent Estimate Unit 5	Lease in Place Flag Unit 6	Lease Start Date Unit 6	Lease End Date Unit 6	Original Lease Term Unit 6	Rental Purpose Unit 6	Actual In Place Rent Unit 6	Third Party Market Rent Estimate Unit 6	Lease in Place Flag Unit 7	Lease Start Date Unit 7	Lease End Date Unit 7	Original Lease Term Unit 7	Rental Purpose Unit 7	Actual In Place Rent Unit 7	Third Party Market Rent Estimate Unit 7	Lease in Place Flag Unit 8	Lease Start Date Unit 8	Lease End Date Unit 8	Original Lease Term Unit 8	Rental Purpose Unit 8	Actual In Place Rent Unit 8	Third Party Market Rent Estimate Unit 8	Lease in Place Flag Unit 9	Lease Start Date Unit 9	Lease End Date Unit 9	Original Lease Term Unit 9	Rental Purpose Unit 9	Actual In Place Rent Unit 9	Third Party Market Rent Estimate Unit 9	Lease in Place Flag Unit 10	Lease Start Date Unit 10	Lease End Date Unit 10	Original Lease Term Unit 10	Rental Purpose Unit 10	Actual In Place Rent Unit 10	Third Party Market Rent Estimate Unit 10	Rent Loss Insurance	Rent Loss Insurance Amount	HOA Flag	HOA Monthly Premium Amount	Monthly Property Tax	Monthly Insurance Cost	Asset Verification	Blanket Mortgage Flag	Number of Mortgaged Properties With Lender	Number of Properties	Foreign National Alternative Credit Documentation	Foreign National Borrower 1	Foreign National Borrower 2	Investor Type	Number of Years Property Owned	Borrower Residency Status	Co Borrower Residency Status	Qualifying Credit Score	Months Bankruptcy 7 11	Months Bankruptcy 13	Months Deed in Lieu	Months Short Sale or Pre FC	Prior Mtg Rent Late 30d in 12m	Prior Mtg Rent Late 60d in 12m	Prior Mtg Rent Late 90d in 12m	Prior Mtg Rent Late 30d in 24m	Prior Mtg Rent Late 60d in 24m	Prior Mtg Rent Late 90d in 24m	Section 8	Street Address	Borrower 1 Type	Borrower 1 Designation	Borrower 1 Employment Status	Borrower 1 First Name	Borrower 1 Last Name	Borrower 1 Number of Mortgaged Properties	Borrower 1 Citizenship	Borrower 1 Documentation Used to Determine Legal Residency	Borrower 1 Country Name	Borrower 1 Asset Verification Level	Borrower 1 Credit Order Date	Borrower 1 Experian FICO	Borrower 1 Experian FICO Model Used	Borrower 1 Equifax FICO	Borrower 1 Equifax FICO Model Used	Borrower 1 TransUnion FICO	Borrower 1 TransUnion FICO Model Used	Borrower 2 Type	Borrower 2 Designation	Borrower 2 Employment Status	Borrower 2 First Name	Borrower 2 Last Name	Borrower 2 Number of Mortgaged Properties	Borrower 2 Citizenship	Borrower 2 Documentation Used to Determine Legal Residency	Borrower 2 Country Name	Borrower 2 Asset Verification Level	Borrower 2 Credit Order Date	Borrower 2 Experian FICO	Borrower 2 Experian FICO Model Used	Borrower 2 Equifax FICO	Borrower 2 Equifax FICO Model Used	Borrower 2 TransUnion FICO	Borrower 2 TransUnion FICO Model Used	Borrower 3 Designation	Borrower 3 First Name	Borrower 3 Last Name	Borrower 3 Number of Mortgaged Properties	Borrower 3 Citizenship	Borrower 3 Documentation Used to Determine Legal Residency	Borrower 3 Country Name
225505059	3	1402255369							Yes	Yes	Long Term				$2,150.00	Multiple Sources	$1,459.02		0.000000	0.67			1.47	1.47	$1,459.02			Yes	10/01/2025	09/30/2026	12	Long Term	$550.00	$800.00	No				Long Term		$800.00	Yes	02/18/2026	02/17/2027	12	Long Term	$800.00	$800.00																																																		Yes				$245.36	$155.58	Level 1-Not Stated/Not Verified	No	1	1	No			Experienced Investor				795					0	0	0	0	0	0			LLC	Business Entity				1				Level 1-Not Stated/Not Verified
225505062	4	1402263719							Yes	No	Long Term				$10,650.00	Third Party Rental Source	$11,753.20		0.000000	1.1			0.90	0.9	$11,753.20			No				Long Term		$10,650.00																																																																Yes	$121,550.00			$708.75	$308.21	Level 4-Stated/Verified as defined	No	1	7	No	No		Experienced Investor		US Citizen		764					0	0	0	0	0	0			Individual	Individually and as Trustee				2	US Citizen			Level 4-Stated/Verified as defined	03/18/2026	812	Fair Isaac (VER. 2)	764	FICO Classic V5 Facta	763	FICO Risk Score Classic 04
225690030	5	110100021103							Yes	Yes	Long Term				$9,600.00	Third Party Rental Source	$5,912.06		0.000000	0.62			1.62	1.62	$5,912.06			No				Long Term		$3,000.00	No				Long Term		$3,500.00	Yes	09/15/2025	10/15/2025	1	Long Term	$3,100.00	$3,100.00																																																		N/A				$533.57	$385.83	Level 2-Stated/Not Verified	No			No				38.62			670					0	0	0	0	0	0			LLC	Business Entity				1				Level 2-Stated/Not Verified
225690031	6	110100028307							Yes	Yes	Long Term				$3,250.00	Rent on Existing Lease	$3,056.36		0.000000	0.94			1.06	1.06	$3,056.36			Yes	04/01/2026	03/31/2027	12	Long Term	$3,250.00	$2,600.00																																																																Yes				$669.54	$240.59	Level 2-Stated/Not Verified	No			No	No			4.45	US Citizen		789					0	0	0	0	0	0			Individual	Individual				2	US Citizen			Level 2-Stated/Not Verified	04/03/2026	777	Fair Isaac (VER. 2)	789	FICO Classic V5 Facta	795	FICO Risk Score Classic 04
225690032	7	110100028161							Yes	No	Long Term				$1,800.00	Third Party Rental Source	$1,799.75		0.000000	1			1.00	1	$1,799.75			No				Long Term		$1,800.00																																																																Yes	$25,200.00			$283.33	$132.59	Level 1-Not Stated/Not Verified	No			No							730					0	0	0	0	0	0			LLC	Business Entity				1				Level 1-Not Stated/Not Verified
225690033	8	110100027998							Yes	Yes	Long Term				$4,720.00	Third Party Rental Source	$3,371.47		0.000000	0.71			1.40	1.4	$3,371.47			Yes	03/01/2025	02/28/2027	24	Long Term	$1,220.00	$1,180.00	Yes	03/01/2024	02/28/2026	24	Long Term	$1,253.00	$1,180.00	Yes	07/01/2021	10/31/2026	64	Long Term	$1,050.00	$1,180.00	Yes	03/01/2025	02/28/2027	24	Long Term	$1,220.00	$1,180.00																																											Yes	$68,000.00			$822.58	$213.17	Level 2-Stated/Not Verified	No			No				7.04			806					0	0	0	0	0	0			Corp	Business Entity				1				Level 2-Stated/Not Verified
225690034	9	110100028031							Yes	No	Long Term				$1,900.00	Third Party Rental Source	$1,849.15		0.000000	0.97			1.03	1.03	$1,849.15			No				Long Term		$1,900.00																																																																Yes	$88,800.00			$104.29	$72.00	Level 2-Stated/Not Verified	No			No	No			2.55	US Citizen		794					0	0	0	0	0	0			Individual	Individual				4	US Citizen			Level 2-Stated/Not Verified	02/13/2026	794	Fair Isaac (VER. 2)	809	FICO Classic V5 Facta	772	FICO Risk Score Classic 04
225715770	10	110100028038							Yes	Yes	Long Term				$7,470.00	Third Party Rental Source	$7,276.92		0.000000	0.97			1.03	1.03	$7,276.92			Yes	10/01/2024	11/01/2024	1	Long Term	$5,500.00	$4,770.00	Yes	02/01/2025	03/01/2025	1	Long Term	$3,000.00	$2,700.00																																																									Yes				$979.40	$109.47	Level 2-Stated/Not Verified	No			No	No			3.50	US Citizen		709					0	0	0	0	0	0			Individual	Individual				2	US Citizen			Level 2-Stated/Not Verified	02/24/2026	720	Fair Isaac (VER. 2)	682	Beacon 5.0	709	FICO Risk Score Classic 04
225715771	11	110100027034							Yes	No	Long Term				$1,300.00	Third Party Rental Source	$1,083.39		0.000000	0.83			1.20	1.2	$1,083.39			No				Long Term		$1,300.00																																																																N/A				$41.95	$94.92	Level 2-Stated/Not Verified	No			No				1.12			750					0	0	0	0	0	0			LLC	Business Entity				1				Level 2-Stated/Not Verified
225715772	12	110100028967							Yes	Yes	Long Term				$2,625.00	Rent on Existing Lease	$2,574.22		0.000000	0.98			1.02	1.02	$2,574.22			Yes	05/15/2026	05/14/2027	12	Long Term	$2,625.00	$2,500.00																																																																Yes	$30,170.00			$484.19	$130.33	Level 1-Not Stated/Not Verified	No			No				0.43			729					0	0	0	0	0	0			LLC	Business Entity				1				Level 1-Not Stated/Not Verified
225715773	13	110100025667							Yes	No	Long Term				$1,900.00	Third Party Rental Source	$1,887.40		0.000000	0.99			1.01	1.01	$1,887.40			No				Long Term		$1,900.00																																																																Yes				$293.82	$106.08	Level 3-Stated/Partially Verified	No			No	No				US Citizen		776					0	0	0	0	0	0			Individual	Individual				2	US Citizen			Level 3-Stated/Partially Verified	02/02/2026	776	Fair Isaac (VER. 2)	780	FICO Classic V5 Facta	680	FICO Risk Score Classic 04
225715774	14	110100028389							Yes	No	Long Term				$5,950.00	Third Party Rental Source	$4,068.28		0.000000	0.68			1.46	1.46	$4,068.28			No				Long Term		$3,200.00	No				Long Term		$2,750.00																																																									Yes	$80,000.00			$569.32	$210.48	Level 4-Stated/Verified as defined	No			No				3.88			721					0	0	0	0	0	0			LLC	Business Entity				1				Level 4-Stated/Verified as defined
225715776	15	110100029826							Yes	Yes	Long Term				$1,895.00	Third Party Rental Source	$1,892.97		0.000000	1			1.00	1	$1,892.97			Yes	10/24/2025	10/24/2026	12	Long Term	$2,000.00	$1,895.00																																																																Yes	$25,600.00			$435.10	$119.73	Level 1-Not Stated/Not Verified	No			No				0.68			704					0	0	0	0	0	0			LLC	Business Entity				1				Level 1-Not Stated/Not Verified
225831116	18	110100027486							Yes	No	Short Term				$6,934.23	Multiple Sources	$4,458.42		0.000000	0.64			1.56	1.56	$4,458.42			No				Short Term		$1,650.00	No				Short Term		$1,250.00	No				Short Term		$1,600.00																																																		Yes	$33,500.00			$614.15	$340.10	Level 1-Not Stated/Not Verified	No			No				0.89			761					0	0	0	0	0	0			Corp	Business Entity				1				Level 1-Not Stated/Not Verified
225883156	19	110100022956							Yes	No	Short Term				$7,360.00	Multiple Sources	$5,209.72		0.000000	0.71			1.41	1.41	$5,209.72			No				Short Term		$9,200.00																																																																Yes	$5,000.00			$1,065.96	$60.25	Level 1-Not Stated/Not Verified	No			No												0	0	0	0	0	0			LLC	Business Entity				1				Level 1-Not Stated/Not Verified

SitusAMC Loan ID	Borrower 3 Asset Verification Level	Borrower 3 Credit Order Date	Borrower 3 Experian FICO	Borrower 3 Experian FICO Model Used	Borrower 3 Equifax FICO	Borrower 3 Equifax FICO Model Used	Borrower 3 TransUnion FICO	Borrower 3 TransUnion FICO Model Used	Borrower 4 Designation	Borrower 4 First Name	Borrower 4 Last Name	Borrower 4 Number of Mortgaged Properties	Borrower 4 Citizenship	Borrower 4 Documentation Used to Determine Legal Residency	Borrower 4 Country Name	Borrower 4 Asset Verification Level	Borrower 4 Credit Order Date	Borrower 4 Experian FICO	Borrower 4 Experian FICO Model Used	Borrower 4 Equifax FICO	Borrower 4 Equifax FICO Model Used	Borrower 4 TransUnion FICO	Borrower 4 TransUnion FICO Model Used	Personal Guarantee	Guarantor 1 First Name	Guarantor 1 Last Name	Guarantor 1 Business Ownership Percent	Guarantor 1 Recourse Type	Guarantor 1 Number of Mortgaged Properties	Guarantor 1 Citizenship	Guarantor 1 Documentation Used to Determine Legal Residency	Guarantor 1 Country Name	Guarantor 1 Asset Verification Level	Guarantor 1 Employment Verification Level	Guarantor 1 Income Verification Level	Guarantor 1 FICO Model Used	Guarantor 1 Credit Order Date	Guarantor 1 Experian FICO	Guarantor 1 Experian FICO Model Used	Guarantor 1 Equifax FICO	Guarantor 1 Equifax FICO Model Used	Guarantor 1 TransUnion FICO	Guarantor 1 TransUnion FICO Model Used	Guarantor 1 Most Recent Fico Method	Guarantor 2 First Name	Guarantor 2 Last Name	Guarantor 2 Business Ownership Percent	Guarantor 2 Recourse Type	Guarantor 2 Number of Mortgaged Properties	Guarantor 2 Citizenship	Guarantor 2 Documentation Used to Determine Legal Residency	Guarantor 2 Country Name	Guarantor 2 Asset Verification Level	Guarantor 2 Employment Verification Level	Guarantor 2 Income Verification Level	Guarantor 2 FICO Model Used	Guarantor 2 Credit Order Date	Guarantor 2 Experian FICO	Guarantor 2 Experian FICO Model Used	Guarantor 2 Equifax FICO	Guarantor 2 Equifax FICO Model Used	Guarantor 2 TransUnion FICO	Guarantor 2 TransUnion FICO Model Used	Guarantor 2 Most Recent Fico Method	Guarantor 3 First Name	Guarantor 3 Last Name	Guarantor 3 Business Ownership Percent	Guarantor 3 Recourse Type	Guarantor 3 Number of Mortgaged Properties	Guarantor 3 Citizenship	Guarantor 3 Documentation Used to Determine Legal Residency	Guarantor 3 Country Name	Guarantor 3 Asset Verification Level	Guarantor 3 Employment Verification Level	Guarantor 3 Income Verification Level	Guarantor 3 FICO Model Used	Guarantor 3 Credit Order Date	Guarantor 3 Experian FICO	Guarantor 3 Experian FICO Model Used	Guarantor 3 Equifax FICO	Guarantor 3 Equifax FICO Model Used	Guarantor 3 TransUnion FICO	Guarantor 3 TransUnion FICO Model Used	Guarantor 3 Most Recent Fico Method	Guarantor 4 First Name	Guarantor 4 Last Name	Guarantor 4 Business Ownership Percent	Guarantor 4 Recourse Type	Guarantor 4 Number of Mortgaged Properties	Guarantor 4 Citizenship	Guarantor 4 Documentation Used to Determine Legal Residency	Guarantor 4 Country Name	Guarantor 4 Asset Verification Level	Guarantor 4 Employment Verification Level	Guarantor 4 Income Verification Level	Guarantor 4 FICO Model Used	Guarantor 4 Credit Order Date	Guarantor 4 Experian FICO	Guarantor 4 Experian FICO Model Used	Guarantor 4 Equifax FICO	Guarantor 4 Equifax FICO Model Used	Guarantor 4 TransUnion FICO	Guarantor 4 TransUnion FICO Model Used	Guarantor 4 Most Recent Fico Method	Authorized Signor 1 First Name	Authorized Signor 1 Last Name	Authorized Signor 2 First Name	Authorized Signor 2 Last Name	Member 1 First Name	Member 1 Last Name	Member 1 Documentation Used to Determine Legal Residency	Member 1 Credit Order Date	Member 1 Experian FICO	Member 1 Experian FICO Model Used	Member 1 Equifax FICO	Member 1 Equifax FICO Model Used	Member 1 TransUnion FICO	Member 1 TransUnion FICO Model Used	Member 1 Asset Verification Level	Member 1 Employment Verification Level	Member 1 Income Verification Level	Member 2 First Name	Member 2 Last Name	Member 2 Documentation Used to Determine Legal Residency	Member 2 Credit Order Date	Member 2 Experian FICO	Member 2 Experian FICO Model Used	Member 2 Equifax FICO	Member 2 Equifax FICO Model Used	Member 2 TransUnion FICO	Member 2 TransUnion FICO Model Used	Member 2 Asset Verification Level	Member 2 Employment Verification Level	Member 2 Income Verification Level	Loan Application Date	Sales Contract Date	Qualifying Home Value for LTV	Number of Units	Year Built	Total Sq Ft	Number of Bedrooms	Number of Bathrooms	Property Condition	Acquisition Cost	Renovation Cost	Effective Gross Income	Turnover Costs	Repairs and Maintenance	Marketing and Leasing Costs	Utilities	Other Costs	Cap Ex Reserve	Investment Property Original As Is LTV	As Is Value	After Repair Value	After Repair Value LTV	Loan to Cost	Original Sales Price	Assignment Fee	Loan to Purchase Price	SBC Occupancy	Investment Property Type	Has Dutch Interest	Interest Reserves Escrowed	Guarantor 1 ITIN Flag	Guarantor 2 ITIN Flag	Guarantor 3 ITIN Flag	Guarantor 4 ITIN Flag
225505059																								Yes			50.00%	Full Recourse	1	US Citizen			Level 3-Stated/Partially Verified			FICO II	02/23/2026	768	FICO II	780	Beacon 5.0	711	FICO Risk Score Classic 04	3			50.00%	Full Recourse	1	US Citizen			Level 3-Stated/Partially Verified			FICO II	02/23/2026	808	FICO II	795	Beacon 5.0	708	FICO Risk Score Classic 04	3																																																																									[redacted]	3					C4										77.091%	$220,000.00			80.000%			80.000%
225505062																								No																																																																																																																	[redacted]	1					C3										57.938%	$2,857,000.00				$0.00
225690030																								Yes			100.00%	Full Recourse	1	US Citizen			Level 2-Stated/Not Verified			Fair Isaac (VER. 2)	12/10/2025	678	Fair Isaac (VER. 2)	670	Beacon 5.0	636	FICO Risk Score Classic 04	3																																																																																													[redacted]	3					Average										56.464%	$1,346,000.00
225690031																								No																																																																																																																	[redacted]	1					C3										71.348%	$425,000.00
225690032																								Yes			50.00%	Full Recourse	2	US Citizen			Level 4-Stated/Verified as defined			Fair Isaac (VER. 2)	03/26/2026	730	Fair Isaac (VER. 2)	727	FICO Classic V5 Facta	739	FICO Risk Score Classic 04	3																																																																																													[redacted]	1					C3										77.037%	$270,000.00			80.000%			80.000%
225690033																								Yes				Full Recourse	2	US Citizen			Level 2-Stated/Not Verified			FICO II	03/03/2026	815	FICO II	797	Beacon 5.0	806	FICO Risk Score Classic 04	3				Full Recourse	2	US Citizen			Level 2-Stated/Not Verified			FICO II	03/03/2026	711	FICO II	727	Beacon 5.0	715	FICO Risk Score Classic 04	3																																																																									[redacted]	4					Average										75.000%	$440,000.00
225690034																								No																																																																																																																	[redacted]	1					C4										70.000%	$320,000.00			67.267%	$333,000.00
225715770																								No																																																																																																																	[redacted]	1					C3										75.000%	$1,180,000.00			98.007%	$903,000.00
225715771																								Yes			100.00%	Full Recourse	1	US Citizen			Level 2-Stated/Not Verified			Fair Isaac (VER. 2)	03/02/2026	724	Fair Isaac (VER. 2)	788	Beacon 5.0	750	FICO Risk Score Classic 04	3																																																																																													[redacted]	1					C3										75.000%	$185,000.00			925.000%	$15,000.00
225715772																								Yes			50.00%	Full Recourse	2	US Citizen			Level 3-Stated/Partially Verified			Fair Isaac (VER. 2)	05/01/2026	761	Fair Isaac (VER. 2)	729	FICO Classic V5 Facta			2																																																																																													[redacted]	1					C3										70.000%	$464,000.00			98.424%	$330,000.00
225715773																								No																																																																																																																	[redacted]	1					C3										78.873%	$355,000.00			80.000%			80.000%
225715774																								Yes			98.00%	Full Recourse	1	Permanent Resident Alien			Level 3-Stated/Partially Verified			Fair Isaac (VER. 2)	04/06/2026	698	Fair Isaac (VER. 2)	728	FICO Classic V5 Facta	721	FICO Risk Score Classic 04	3																																																																																													[redacted]	2					C2										63.798%	$805,000.00
225715776																								Yes			100.00%	Full Recourse	2	US Citizen			Level 1-Not Stated/Not Verified			Fair Isaac (VER. 2)	03/05/2026	704	Fair Isaac (VER. 2)	698	FICO Classic V5 Facta	707	FICO Risk Score Classic 04	3																																																																																													[redacted]	1					C3										80.000%	$255,000.00
225831116																								Yes			100.00%	Full Recourse	2	US Citizen			Level 4-Stated/Verified as defined			Fair Isaac (VER. 2)	02/10/2026	760	Fair Isaac (VER. 2)	766	FICO Classic V5 Facta	761	FICO Risk Score Classic 04	3																																																																																													[redacted]	3					Good										80.000%	$725,000.00
225883156																								Yes			50.00%	Full Recourse	1	Foreign National			Level 4-Stated/Verified as defined														50.00%	Full Recourse	1	Foreign National			Level 3-Stated/Partially Verified																																																																																				[redacted]	1					C1										67.263%	$665,000.00			70.000%			70.000%